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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2004

                                VITAL SIGNS, INC.
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             (Exact name of registrant as specified in its charter)

             New Jersey                 0-18793                 11-2279807
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(State or other jurisdiction of       (Commission              (IRS Employer
 incorporation or organization)       File Number)           Identification No.)


               20 Campus Road, Totowa, New Jersey                  07512
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           (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:    (973) 790-1330
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

As described in Item 12 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

99.1 Press Release of Vital Signs, Inc. dated February 10, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 10, 2004, Vital Signs, Inc. (the "Company") issued a press release regarding results for the three months ended December 31, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished to the commission in as much as they disclose historical information regarding the Company's results of operations for the three months ended December 31, 2003 and statement of condition as of December 31, 2003.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       VITAL SIGNS, INC.


                                       By: /s/ Frederick S. Schiff
                                          -------------------------------------
                                          Name:  Frederick S. Schiff
                                          Title: Chief Financial Officer

Date: February 10, 2004




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                                  EXHIBIT INDEX

     Exhibit No.                             Description
     -----------                             -----------

         99.1 Press release, dated February 10, 2004, issued by the Company.





                          STATEMENT OF DIFFERENCES
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The trademark symbol shall be expressed as ..............................'TM'